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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of

                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  December 2, 1999

                           EINSTEIN/NOAH BAGEL CORP.
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            (Exact name of registrant as specified in its charter)

Delaware                          0-21097                    84-1294908
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(State or other                (Commission                 (IRS Employer
jurisdiction of                  File No.)               Identification No.)
incorporation)


       14103 Denver West Parkway, P.O. Box 4086, Golden, Colorado 80401
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                   (Address of principal executive offices)


                                (303) 215-9300
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             (Registrant's telephone number, including area code)


                                Not applicable
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         (Former name or former address, if changes since last report)
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ITEM 5.  OTHER EVENTS

     On December 2, 1999, the Company announced that it had been granted an extension of time to meet certain Nasdaq listing requirements. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Company's related press release dated December 2, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit 99.1  Press release of the Company dated December 2, 1999.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    December 2, 1999

                                               EINSTEIN/NOAH BAGEL CORP.



                                               By: /s/ Paul A. Strasen
                                                   --------------------------
                                                   Paul A. Strasen

                                                   Senior Vice President